SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                            FORM 8-K/A-1

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                           August 28, 1996

                  ________________________________



                         THE COMPANY DOCTOR
       (Exact name of registrant as specified in its charter)


Delaware                       1-14150                    72-1234136
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                             Suite 1800
                         5215 North O'Connor
                        Irving, Texas  75039
              (Address of principal executive offices)


                           (214) 401-8300
        (Registrant's telephone number, including area code)
ITEM 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the Practice as an amendment to the Form 8-K.

(b) It was impracticable to provide the pro forma financial information relative to the Subsidiary at the time of filing the Form 8-K. In accordance with Item 7(b)(2), the Registrant hereby files the required financial statements as an amendment to the Form 8-K.

(c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                            Reg. S-K
   Exhibit No.                Description                    Item No.

*2.8                Asset  Purchase  Agreement  by  and
                    among Jim W. Czewski, D.O., and The
                    Company Doctor                          2

*2.9                Stock  Purchase  Agreement  by  and
                    among   Northside  Family   Medical
                    Clinic, P.A., Jim W. Czewski, D.O.,
                    and the Physicians Group                2

o99.3               Financial  Statements of  Northside
                    Family Medical Clinic, P.A.
                                                            99

o99.4               Pro Forma Financial Statements
                                                            99

*    Previously filed.
o    Filed herewith

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE COMPANY DOCTOR


Date:   November 12, 1996          By:  /s/ Fred G. Parrish
                                       Fred G. Parrish, Chief Operating Officer